UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 14, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001693737

GS Mortgage Securities Trust 2017-GS5

(Exact name of issuing entity)

Central Index Key Number of the registrant: 0001004158

GS Mortgage Securities Corporation II

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

(Exact name of sponsor as specified in its charter)

New York	333-207677-04	38-4021850 38-4021851
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On March 21, 2017, GS Mortgage Securities Corporation II (the “Registrant”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of March 1, 2017 (the “Pooling and Servicing Agreement”),  among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, of the GS Mortgage Securities Trust 2017-GS5, Commercial Mortgage Pass-Through Certificates (the “Certificates”), which represent, in the aggregate, the entire beneficial ownership in the GS Mortgage Securities Trust 2017-GS5 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.

The Mortgage Loan identified as “350 Park Avenue” on Exhibit B to the Pooling and Servicing Agreement (the “350 Park Avenue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “350 Park Avenue Loan Combination”) that includes the 350 Park Avenue Mortgage Loan and three other pari passu loans (the “350 Park Avenue Pari Passu Companion Loans”) and two other subordinate loans (the “350 Park Avenue Subordinate Companion Loans”), which are not assets of the Issuing Entity.  The 350 Park Avenue Loan Combination, including the 350 Park Avenue Mortgage Loan, is being serviced and administered under the trust and servicing agreement, dated as of dated as of December 6, 2016 (the “VNDO TSA”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC (“AEGON”), as special servicer, and Wells Fargo Bank, National Association, as certificate administrator and trustee, relating to the VNDO Trust 2016-350P securitization transaction into which certain of the 350 Park Avenue Pari Passu Companion Loans and the 350 Park Avenue Subordinate Companion Loans were deposited.  The 350 Park Avenue Mortgage Loan represents 9.4% of the asset pool of the Issuing Entity as of its cut-off date.

Pursuant to Section 6.4 of the VNDO TSA, the Controlling Class Representative (as defined in the VNDO TSA), has the right, for long as no Control Termination Event (as defined in the VNDO TSA) has occurred or is continuing, to terminate the existing special servicer at any time, with or without cause, and appoint a successor special servicer under the VNDO TSA.  A copy of the VNDO TSA was filed as Exhibit 4.2 to the Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on March 21, 2017.

Blackstone Real Estate Special Situations Advisors L.L.C., as the current Controlling Class Representative under the VNDO TSA, removed AEGON as special servicer and appointed CWCapital Asset Management LLC, a Delaware limited liability company (“CWCAM”), as the replacement special servicer under the VNDO TSA. The removal of AEGON as special servicer and appointment of CWCAM as replacement special servicer under the VNDO TSA is effective as of January 14, 2020 (the “Effective Date”).

In the interest of transaction management, this Form 8-K is being filed to record that, effective as of January 14, 2020, the 350 Park Avenue Loan Combination, including the 350 Park Avenue Mortgage Loan included in the Issuing Entity, is being serviced pursuant to the VNDO TSA and will be specially serviced, if necessary, by CWCAM as special servicer under the VNDO TSA.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS Mortgage Securities Corporation II
(Registrant)
Date: January 14, 2020
	By:	s/ Leah Nivison

Name: Leah Nivison
Title: Chief Executive Officer